Exhibit 10.1

AMENDMENT
TO
ADMINISTRATIVE SERVICES AGREEMENT

Leisure Acquisition Corp.
250 West 57th Street, Suite 415
New York, New York 10107

August 7, 2020

Hydra Management, LLC
250 West 57th Street, Suite 415
New York, New York 10107

Re: Administrative Services Agreement

Gentlemen:

This Amendment (“Amendment”), dated as of the date hereof and effective as of June 30, 2020, by and between Leisure Acquisition Corp. (the “Company”) and Hydra Management, LLC (“Hydra Management”) confirms the following changes to the Administrative Service Agreement (“Agreement”) dated December 1, 2017:

1. Termination of Monthly Fee. The monthly sum that became payable under the Agreement commencing on the Listing Date (as defined in the Agreement) terminates effective June 30, 2020.

2. Debt Forgiveness. The accrued but unpaid sum outstanding under the Agreement in the amount of $71,000 is hereby forgiven in full by Hydra Management effective as of June 30, 2020.

3. Agreement Affirmed. Except as expressly modified and superseded by this Amendment, all terms and provisions of the Agreement shall remain unchanged and in full force and effect without modification, and nothing herein shall operate as a waiver of any party's rights, powers or privileges under the Agreement. Capitalized terms used herein shall have the meanings given such terms in the Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

Very truly yours,

LEISURE ACQUISITION CORP.

By:
Name: Daniel B. Silvers
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

HYDRA MANAGEMENT, LLC

By:
Name: A. Lorne Weil
Title: Principal

[Signature Page to Administrative Services Agreement]

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